UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 28, 2017

ENGILITY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35487	61-1748527
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4803 Stonecroft Blvd. Chantilly, VA	20151
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 633-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (l7 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company, as defined in Rule 12b-2 under the Exchange Act (17 CR 240.12b-2).  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On April 28, 2017, Engility Holdings, Inc. announced that its wholly-owned subsidiary, Engility Corporation, has launched an exchange offer for its outstanding 8.875% Senior Notes due 2024. A copy of the press release making this announcement is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release, dated April 28, 2017, announcing the launch of an exchange offer for 8.875% Senior Notes due 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 28, 2017	ENGILITY HOLDINGS, INC. (Registrant)

	By:	/s/ Jon Brooks
Jon Brooks
Vice President, Deputy General Counsel and Assistant Secretary

EXHIBIT INDEX

No.	Description of Exhibit

99.1	Press release, dated April 28, 2017, announcing the launch of an exchange offer for 8.875% Senior Notes due 2024.